================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 2-57689) UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 46
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 50


                         VANGUARD MUNICIPAL BOND FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON FEBRUARY 15, 2002, PURSUANT TO PARAGRAPH (B) OF RULE 485.

================================================================================

VANGUARD(R) MUNCIPAL BOND FUNDS
Investor Shares & Admiral Shares -- February 15, 2002

This prospectus contains financial data for the Fund through the fiscal period ended October 31, 2001.

BOND

PROSPECTUS

Vanguard Tax-Exempt Money Market Fund
Vanguard Short-Term Tax-Exempt Fund
Vanguard Limited-Term Tax-Exempt Fund
Vanguard Intermediate-Term Tax-Exempt Fund
Vanguard Long-Term Tax-Exempt Fund
Vanguard  Insured  Long-Term Tax-Exempt  Fund
Vanguard  High-Yield Tax-Exempt Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Vanguard Group(R)

VANGUARD MUNICIPAL BOND FUNDS
Investor and Admiral Shares
Prospectus
February 15, 2002

A Group of Federally Tax-Exempt Mutual Funds



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CONTENTS
1 AN INTRODUCTION TO TAX-EXEMPT INVESTING
2 FUND PROFILES
   2 Vanguard Tax-Exempt Money Market Fund
   5 Vanguard Short-Term Tax-Exempt Fund
   8 Vanguard Limited-Term Tax-Exempt Fund
  11 Vanguard Intermediate-Term Tax-Exempt Fund
  14 Vanguard Long-Term Tax-Exempt Fund
  17 Vanguard  Insured  Long-Term Tax-Exempt  Fund
  21 Vanguard  High-Yield Tax-Exempt Fund
24 MORE ON THE FUNDS
31 THE FUNDS AND VANGUARD
31 INVESTMENT ADVISER
32 DIVIDENDS, CAPITAL GAINS, AND TAXES
34 SHARE PRICE
34 FINANCIAL HIGHLIGHTS
42 INVESTING WITH VANGUARD
  42 Buying Shares
  44 Converting Shares
  45 Redeeming Shares
  47 Other Rules You Should Know
  49 Fund and Account Updates
  50 Contacting Vanguard

GLOSSARY (inside back cover)
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--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 Each Fund (except the Money Market Fund) offers two separate classes of shares:
 Investor Shares and Admiral Shares. This prospectus offers Investor Shares for all the Funds as well as Admiral Shares for six of the Funds.

 Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.

 The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO TAX-EXEMPT INVESTING


WHAT ARE MUNICIPAL BOND FUNDS?

Municipal bond funds invest primarily in interest-bearing securities issued by state and local governments to support their needs or to finance public projects. A municipal bond--like a bond issued by a corporation or the U.S. government--obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes.

TAXABLE VERSUS TAX-EXEMPT FUNDS


Yields on tax-exempt bonds--such as some municipal bonds--are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.
 To determine whether a tax-exempt fund--such as one of the Vanguard Municipal Bond Funds--makes sense for you, compute the tax-exempt fund's taxable equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.
 To compute the taxable equivalent yield, divide the fund's tax-exempt yield by the difference between 100% and your federal tax bracket. For example, if you are in the 35% tax bracket, and can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 7.69% (5% divided by 65% [100%-35%]).
 In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 7.69% were greater than the yield of a similar, though taxable, investment.
 Remember that we have used an assumed tax bracket in this example. Make sure to verify your actual tax bracket before calculating taxable equivalent yields of your own.


 THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE INCOME TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE DUE TO UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NONCOMPLIANT CONDUCT OF A BOND ISSUER.

 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes, while maintaining a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Fund invests in a variety of high-quality short-term municipal securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit- quality categories. The Fund invests in securities with an effective maturity of 13 months or less, and seeks to maintain a dollar-weighted average maturity of 90 days or less. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment; however, the Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Fund because it invests in only high-quality securities.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


 AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of an average tax-exempt money market fund over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

3

      ----------------------------------------------------
                        ANNUAL TOTAL RETURNS
      ----------------------------------------------------
                         [BAR CHART]
                        1992 -- 3.01%
                        1993 -- 2.41%
                        1994 -- 2.75%
                        1995 -- 3.75%
                        1996 -- 3.38%
                        1997 -- 3.54%
                        1998 -- 3.34%
                        1999 -- 3.16%
                        2000 -- 4.01%
                        2001 -- 2.72%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 1.05% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.45% (quarter ended December 31, 2001).


      ----------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ----------------------------------------------------------------------
                                              1 YEAR   5 YEARS      10 YEARS
      ----------------------------------------------------------------------
      Vanguard Tax-Exempt Money Market Fund    2.72%     3.35%      3.21%
      Average Tax-Exempt Money Market Fund     2.21      2.88       2.75
      ----------------------------------------------------------------------


 If you would like to know the current seven-day yield for the Fund, call Vanguard's Investor Information Department at 1-800-662-7447 (SHIP) or check our website at Vanguard.com.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                     None
      Sales Charge (Load) Imposed on Reinvested                     None
      Dividends:
      Redemption Fee:                                               None    *
      Exchange Fee:                                                 None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                         0.16%
      12b-1 Distribution Fee:                                       None
      Other Expenses:                                              0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                       0.18%
      *A $5 fee applies to wire redemptions under $5,000.

                                                                           4
 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $18         $58       $101         $230
-------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS                                 MINIMUM INITIAL INVESTMENT
Declared daily and distributed on the     $3,000; $1,000 for custodial accounts
first business day of each month          for minors

INVESTMENT ADVISER                        NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,    VangMB
since inception
                                          VANGUARD FUND NUMBER
INCEPTION DATE                            045
June 10, 1980
                                          CUSIP NUMBER
NET ASSETS AS OF OCTOBER 31, 2001         922907506
$9.1 billion
                                          TICKER SYMBOL
SUITABLE FOR IRAS                         VMSXX
No
--------------------------------------------------------------------------------

5

FUND PROFILE-- VANGUARD(R) SHORT-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund holds securities with effective maturities of 5 years or less and is expected to maintain a dollar-weighted average nominal maturity of 1 to 2 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's Corporation). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally low for short-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.

                                                                               6
      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        [BAR CHART]
                        1992 -- 4.71%
                        1993 -- 3.82%
                        1994 -- 1.70%
                        1995 -- 5.92%
                        1996 -- 3.69%
                        1997 -- 4.07%
                        1998 -- 4.32%
                        1999 -- 2.58%
                        2000 -- 4.91%
                        2001 -- 4.75%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 1.81% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.07% (quarter ended March 31, 1994).
 The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.
 In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
 Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
 Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
                                            ------------------------------------
VANGUARD SHORT-TERM TAX-EXEMPT FUND
INVESTOR SHARES
 Return Before Taxes                            4.75%       4.12%        4.04%
 Return After Taxes on Distributions            4.75        4.12         4.02
 Return After Taxes on Distributions and        4.44        4.09         4.01
  Sale of Fund Shares
--------------------------------------------------------------------------------
LEHMAN BROTHERS 3 YEAR MUNICIPAL BOND
 INDEX (reflects no deduction for fees,         6.59%       5.08%        5.19%
 expenses, or taxes)
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.

                                                        INVESTOR   ADMIRAL
                                                         SHARES    SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None      None
Sales Charge (Load) Imposed on Reinvested                 None      None
Dividends:
Redemption Fee:                                           None*      None*
Exchange Fee:                                             None      None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.17%     0.11%
12b-1 Distribution Fee:                                   None      None
Other Expenses:                                          0.02%     0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.19%     0.13%
*A $5 fee applies to wire redemptions under $5,000.

7

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares    $19       $61      $107       $243
Admiral Shares      13        42        73        166
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS  AND CAPITAL  GAINS           CONVERSION  FEATURES
Dividends  are  distributed monthly;     Investor  Shares--May be converted to
capital gains, if any, are distributed  Admiral Shares if you meet certain
annually in December.                   account balance and tenure requirements
                                         Admiral Shares--Will be converted to
INVESTMENT ADVISER                      Investor Shares if you are no longer
The Vanguard Group, Valley Forge,       eligible for Admiral Shares
Pa., since inception
                                        NEWSPAPER ABBREVIATION
                                        Investor Shares--MuSht
                                        Admiral Shares--MuShtAdml
INCEPTION DATE
Investor Shares--September 1, 1977      VANGUARD FUND NUMBER
Admiral Shares--February 12, 2001       Investor Shares--41
                                        Admiral Shares--541
NET ASSETS (ALL SHARE CLASSES) AS OF
OCTOBER 31, 2001                        CUSIP NUMBER
$2.4 billion                            Investor Shares--922907100
                                        Admiral Shares--922907803

SUITABLE FOR IRAS                       TICKER SYMBOL
No                                      Investor Shares--VWSTX
                                        Admiral Shares--VWSUX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000
for custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) LIMITED-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average nominal maturity of 2 to 6 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's Corporation). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally low to moderate for limited-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.

9

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        [BAR CHART]
                        1992 -- 6.39%
                        1993 -- 6.31%
                        1994 -- 0.07%
                        1995 -- 8.57%
                        1996 -- 4.08%
                        1997 -- 5.10%
                        1998 -- 5.12%
                        1999 -- 1.47%
                        2000 -- 6.35%
                        2001 -- 5.58%
      ----------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was 2.97% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.17% (quarter ended March 31, 1994).
 The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.
 In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
 Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
 Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
                                           ------------------------------------
VANGUARD LIMITED-TERM TAX-EXEMPT FUND
INVESTOR SHARES
 Return Before Taxes                            5.58%       4.71%        4.88%
 Return After Taxes on Distributions            5.58        4.71         4.85
 Return After Taxes on Distributions and        5.15        4.66         4.81
  Sale of Fund Shares
--------------------------------------------------------------------------------
LEHMAN BROTHERS 3 YEAR MUNICIPAL BOND
 INDEX (reflects no deduction for fees,         6.59%       5.08%        5.19%
 expenses, or taxes)
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.

                                                       INVESTOR   ADMIRAL
                                                        SHARES    SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None      None
Sales Charge (Load) Imposed on Reinvested                 None      None
Dividends:
Redemption Fee:                                           None*      None*
Exchange Fee:                                             None      None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.17%     0.11%
12b-1 Distribution Fee:                                   None      None
Other Expenses:                                          0.02%     0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.19%     0.13%
*A $5 fee applies to wire redemptions under $5,000.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares    $19       $61      $107       $243
Admiral Shares      13        42        73        166
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa.,
since inception                       NEWSPAPER ABBREVIATION
                                      Investor Shares--MuLtd
INCEPTION DATE                        Admiral Shares--MultdAdml
Investor Shares--August 31, 1987
Admiral Shares--February 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--031
NET ASSETS (ALL SHARE CLASSES) AS OF  Admiral Shares--531
OCTOBER 31, 2001
$3.7 billion                          CUSIP NUMBER
                                      Investor Shares--922907704
SUITABLE FOR IRAS                     Admiral Shares--922907886
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VMLTX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VMLUX
custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

11

FUND PROFILE-- VANGUARD(R) INTERMEDIATE-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average nominal maturity of 6 to 12 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's Corporation). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally moderate for intermediate-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.

                                                                              12
      ----------------------------------------------------
                ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        [BAR CHART]
                        1992 -- 8.85%
                        1993 -- 11.55%
                        1994 -- -2.12%
                        1995 -- 13.65%
                        1996 -- 4.20%
                        1997 -- 7.08%
                        1998 -- 5.76%
                        1999 -- -0.50%
                        2000 -- 9.24%
                        2001 -- 5.05%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 5.26% (quarter ended March 31, 1995), and the lowest return for a quarter was -3.21% (quarter ended March 31, 1994).
 The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.
 In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
 Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
 Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
                                           ------------------------------------
VANGUARD INTERMEDIATE-TERM TAX-EXEMPT
FUND
INVESTOR SHARES
 Return Before Taxes                            5.05%       5.28%        6.17%
 Return After Taxes on Distributions            5.02        5.23         6.06
 Return After Taxes on Distributions and        5.04        5.22         5.99
  Sale of Fund Shares
--------------------------------------------------------------------------------
LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND
 INDEX (reflects no deduction for fees,         5.18%       5.55%        6.12%
 expenses, or taxes)
-------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.


                                                       INVESTOR   ADMIRAL
                                                        SHARES    SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None      None
Sales Charge (Load) Imposed on Reinvested                 None      None
Dividends:
Redemption Fee:                                           None*      None*
Exchange Fee:                                             None      None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.17%     0.11%
12b-1 Distribution Fee:                                   None      None
Other Expenses:                                          0.02%     0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.19%     0.13%
*A $5 fee applies to wire redemptions under $5,000.

13

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares    $19       $61      $107        $243
Admiral Shares      13        42        73         166
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa., since inception
                                      NEWSPAPER ABBREVIATION
                                      Investor Shares--MuInt
INCEPTION DATE                        Admiral Shares--MuIntAdml
Investor Shares--September 1, 1977
Admiral Shares--February 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--042
NET ASSETS (ALL SHARE CLASSES) AS OF  Admiral Shares--542
OCTOBER 31, 2001
$10.4 billion                         CUSIP NUMBER
                                      Investor Shares--922907209
SUITABLE FOR IRAS                     Admiral Shares--922907878
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VWITX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VWIUX
custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) LONG-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average nominal maturity of 12 to 25 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's Corporation). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.

15

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        [BAR CHART]
                        1992 -- 9.30%
                        1993 -- 13.45%
                        1994 -- -5.75%
                        1995 -- 18.72%
                        1996 -- 4.41%
                        1997 -- 9.29%
                        1998 -- 6.02%
                        1999 -- -3.53%
                        2000 -- 13.32%
                        2001 -- 4.54%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 7.60% (quarter ended March 31, 1995), and the lowest return for a quarter was -5.99% (quarter ended March 31, 1994).
 The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.
 In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
 Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
 Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
                                           ------------------------------------
VANGUARD LONG-TERM TAX-EXEMPT FUND
INVESTOR SHARES
 Return Before Taxes                            4.54%       5.78%        6.73%
 Return After Taxes on Distributions            4.52        5.70         6.50
 Return After Taxes on Distributions and        4.87        5.69         6.46
  Sale of Fund Shares
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
 (reflects no deduction for fees,               5.13%       5.98%        6.63%
 expenses, or taxes)
-------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.



                                                        INVESTOR   ADMIRAL
                                                         SHARES    SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None      None
Sales Charge (Load) Imposed on Reinvested                 None      None
Dividends:
Redemption Fee:                                           None*      None*
Exchange Fee:                                             None      None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.17%     0.11%
12b-1 Distribution Fee:                                   None      None
Other Expenses:                                          0.02%     0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.19%     0.13%
*A $5 fee applies to wire redemptions under $5,000.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares    $19       $61      $107       $243
Admiral Shares      13        42        73        166
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa., since inception
                                      NEWSPAPER ABBREVIATION
                                      Investor Shares--MuLong
INCEPTION DATE                        Admiral Shares--MuLTAdml
Investor Shares--September 1, 1977
Admiral Shares--February 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--43
NET ASSETS (ALL SHARE CLASSES) AS OF  Admiral Shares--543
OCTOBER 31, 2001
$2.0 billion                          CUSIP NUMBER
                                      Investor Shares--922907308
SUITABLE FOR IRAS                     Admiral Shares--922907860
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VWLTX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VWLUX
custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

17

FUND PROFILE-- VANGUARD(R) INSURED LONG-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in high-quality municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest. (This insurance applies only to the bonds in the Fund and not to the Fund's share price or your investment in the Fund.) The remaining 20% of the Fund's assets are invested in municipal bonds rated in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc. or AAA, AA, and A for Standard & Poor's Corporation.) Although the Fund has no limitations on the maturity of individual securities, its dollar-weighted average nominal maturity is expected to be between 12 and 25 years. For more information about insurance, see "A Note About Insurance" under MORE ON THE FUNDS.

ALTHOUGH THE INTEREST AND PRINCIPAL PAYMENTS FOR AT LEAST 80% OF THE BONDS IN THE FUND ARE GUARANTEED BY INSURANCE COMPANIES, THE VALUES OF THE BONDS THEMSELVES ARE NOT GUARANTEED.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Fund because it invests mainly in bonds that are insured against default or are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.

      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        [BAR CHART]
                        1992 -- 9.17%
                        1993 -- 13.09%
                        1994 -- -5.58%
                        1995 -- 18.60%
                        1996 -- 4.02%
                        1997 -- 8.65%
                        1998 -- 6.13%
                        1999 -- -2.91%
                        2000 -- 13.61%
                        2001 -- 4.30%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 7.94% (quarter ended March 31, 1995), and the lowest return for a quarter was -6.03% (quarter ended March 31, 1994).
 The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.
 In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
 Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
 Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
                                           ------------------------------------
VANGUARD INSURED LONG-TERM TAX-EXEMPT
FUND
INVESTOR SHARES
 Return Before Taxes                            4.30%       5.81%        6.67%
 Return After Taxes on Distributions            4.10        5.71         6.46
 Return After Taxes on Distributions and        4.67        5.70         6.42
  Sale of Fund Shares
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
 (reflects no deduction for fees,               5.13%       5.98%        6.63%
 expenses, or taxes)
-------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.

                                                     INVESTOR   ADMIRAL
                                                        SHARES    SHARES
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                 None      None
Sales Charge (Load) Imposed on Reinvested                 None      None
Dividends:
Redemption Fee:                                           None*      None*
Exchange Fee:                                             None      None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.17%     0.11%
12b-1 Distribution Fee:                                   None      None
Other Expenses:                                          0.02%     0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.19%     0.13%
*A $5 fee applies to wire redemptions under $5,000.

19

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares    $19       $61      $107        $243
Admiral Shares      13        42        73         166
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa., since inception
                                      NEWSPAPER ABBREVIATION
                                      Investor Shares--MuInlg
INCEPTION DATE                        Admiral Shares--MuInItAdml
Investor Shares--September 30, 1984
Admiral Shares--February 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--58
NET ASSETS (ALL SHARE CLASSES) AS OF  Admiral Shares--558
OCTOBER 31, 2001
$2.8 billion                          CUSIP NUMBER
                                      Investor Shares--922907605
SUITABLE FOR IRAS                     Admiral Shares--922907852
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VILPX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VILQX
custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) HIGH-YIELD TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in longer-term, investment-grade municipal bonds, with ratings of Baa or higher (by Moody's) or BBB or higher(by Standard & Poor's), and up to 20% in bonds that are rated less than Baa or BBB or are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be moderate for the Fund because it invests a portion of its assets in low quality bonds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for high-yield bond funds.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.

21

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        [BAR CHART]
                        1992 -- 9.88%
                        1993 -- 12.66%
                        1994 -- -5.06%
                        1995 -- 18.13%
                        1996 -- 4.46%
                        1997 -- 9.24%
                        1998 -- 6.45%
                        1999 -- -3.38%
                        2000 -- 10.73%
                        2001 -- 5.34%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 7.83% (quarter ended March 31, 1995), and the lowest return for a quarter was -5.11% (quarter ended March 31, 1994).
 The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.
 In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
 Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
 Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
                                            ------------------------------------
VANGUARD HIGH-YIELD TAX-EXEMPT FUND
INVESTOR SHARES
 Return Before Taxes                            5.34%       5.56%        6.63%
 Return After Taxes on Distributions            5.34        5.51         6.42
 Return After Taxes on Distributions and        5.45        5.57         6.43
  Sale of Fund Shares
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
 (reflects no deduction for fees,               5.13%       5.98%        6.63%
 expenses, or taxes)
--------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2001.


                                                       INVESTOR   ADMIRAL
                                                        SHARES    SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None      None
Sales Charge (Load) Imposed on Reinvested                 None      None
Dividends:
Redemption Fee:                                           None*      None*
Exchange Fee:                                             None      None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.17%     0.11%
12b-1 Distribution Fee:                                   None      None
Other Expenses:                                          0.02%     0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.19%     0.13%
*A $5 fee applies to wire redemptions under $5,000.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares    $19       $61      $107        $243
Admiral Shares      13        42        73         166
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa., since inception
                                      NEWSPAPER ABBREVIATION
                                      Investor Shares--MuHY
INCEPTION DATE                        Admiral Shares--MuHYAdml
Investor Shares--December 27, 1978
Admiral Shares--November 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--44
NET ASSETS (INVESTOR SHARES) AS OF    Admiral Shares--5044
OCTOBER 31, 2001
$3.6 billion                          CUSIP NUMBER
                                      Investor Shares--922907407
SUITABLE FOR IRAS                     Admiral Shares--922907845
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VWAHX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VWALX
custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

23

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
 Finally, you'll find information on other important features of the Funds.

MARKET EXPOSURE

The Funds invest mainly in state and local municipal bonds that provide tax-exempt income. As a result, they are subject to certain risks.

[FLAG]
EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.

 Changes in interest rates can affect bond prices as well as bond income.

[FLAG]
EACH FUND (OTHER THAN THE TAX-EXEMPT MONEY MARKET FUND) IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three noncallable bonds of different maturities, each with a face value of $1,000.

----------------------------------------------------------------------------
                   HOW INTEREST RATE CHANGES AFFECT THE
                         VALUE OF A $1,000 BOND*
----------------------------------------------------------------------------
                              AFTER A   AFTER A 1%   AFTER A    AFTER A 2%
                                 1%      DECREASE       2%       DECREASE
TYPE OF BOND (MATURITY)       INCREASE               INCREASE
----------------------------------------------------------------------------
Short-Term (2.5 years)         $978       $1,023      $956        $1,046
Intermediate-Term (10 years)    932        1,074       870         1,156
Long-Term (20 years)            901        1,116       816         1,251
----------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the municipal bond market as a whole or any Fund in particular.
 While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.

[FLAG]
BECAUSE EACH FUND INVESTS IN BONDS THAT ARE CALLABLE, EACH FUND (OTHER THAN THE TAX-EXEMPT MONEY MARKET FUND) IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL CALL--OR REPAY--A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION, AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

25

 Call risk is generally low for short-term bonds and generally moderate for intermediate- and long-term bonds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

 Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with low coupons, which make them less likely to be called.
--------------------------------------------------------------------------------


[FLAG]
EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

 A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------


 To help you distinguish among the Funds and their various risks, a summary table is provided below.


---------------------------------------------------------------
                               RISKS OF THE FUNDS
                   --------------------------------------------
                    INCOME    INTEREST      CALL       CREDIT
FUND                 RISK    RATE RISK      RISK        RISK
---------------------------------------------------------------
Money Market         High    Negligible  Negligible   Very Low
Short-Term           High       Low         Low         Low
Limited-Term         High       Low         Low         Low
Intermediate-Term  Moderate   Moderate    Moderate      Low
Long-Term            Low        High        High        Low
Insured Long-Term    Low        High        High      Very Low
High-Yield           Low        High        High      Moderate
---------------------------------------------------------------

 Credit risk should be very low for the Insured Long-Term Tax-Exempt Fund and the Tax-Exempt Money Market Fund; low for the Short-Term, Limited-Term, Intermediate-Term, and Long-Term Tax-Exempt Funds; and moderate for the High-Yield Tax-Exempt Fund. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Standard & Poor's Corporation as of October 31, 2001.


-----------------------------------------
FUND                     AVERAGE QUALITY
-----------------------------------------
Money Market                 MIG-1
Short-Term                    AA+
Limited-Term                  AA+
Intermediate-Term             AA+
Long-Term                     AA+
Insured Long-Term             AAA
High-Yield                     A
                               +
-----------------------------------------

 The Funds try to minimize credit risk by purchasing a wide selection of municipal securities. As a result, there is less chance that a Fund will be seriously affected by a particular bond issuer's failure to pay either interest or principal.
 Up to 20% of each Fund may be invested in securities that are subject to the alternative minimum tax (AMT).

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             ALTERNATIVE MINIMUM TAX

 Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay AMT on the income from bonds considered "tax-preference items."
--------------------------------------------------------------------------------


SECURITY SELECTION

The Vanguard Group, adviser to the Funds, uses a "top down" investment management approach. This means that the adviser sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors. The adviser then buys and sells securities to achieve the greatest relative value within each Fund's targeted duration. As a matter of fundamental policy, each Fund will invest at least 80% of its net assets in tax-exempt securities under normal market conditions. Those tax-exempt securities may include securities that are subject to the AMT.

[FLAG]
EACH FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING SECURITIES.

27

OTHER INVESTMENT POLICIES AND RISKS

In addition to investing in municipal bonds, each Fund may make certain other kinds of investments to achieve its objective.

[FLAG]
EACH FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 The Tax-Exempt Money Market Fund may invest in partnership and grantor trust-type derivatives. Ownership of derivative securities allows the purchaser to receive principal and interest payments on underlying municipal bonds or municipal notes. There are many types of derivatives, including those in which the interest rate is determined by an index, a swap agreement, or some other formula.
 The Tax-Exempt Money Market Fund intends to use derivatives to increase diversification while maintaining the Fund's quality standards. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income. However, the Fund will invest in derivatives only when these securities are judged consistent with the Fund's objective of maintaining a stable $1 share price and producing high current tax-exempt income.
 The Funds (except the Tax-Exempt Money Market Fund) may invest in bond (interest rate) futures and options contracts, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Funds will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. Each Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.
 The reasons for which a Fund will invest in futures and options  are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
 Each Fund (except the Tax-Exempt Money Market Fund) may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.
 In addition, each Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives (such as exchange-traded futures and options on securities, commodities, or indexes) have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


A NOTE ABOUT INSURANCE

At least 80% of the Insured Long-Term Tax-Exempt Fund's assets are invested in municipal bonds whose principal and interest payments are guaranteed by a top-rated private insurance company at the time of purchase. The Fund's policy of investing at least 80% of its assets in securities whose principal and interest payments are guaranteed by insurance may only be changed upon 60 days notice to shareholders. This insurance coverage may take one of several forms:
- A new-issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.
- A mutual fund insurance policy, which is purchased by a fund and used to guarantee specific bonds only while held by the fund. The annual premiums for such a policy may reduce a fund's current yield.
- A secondary market insurance policy, which is purchased by a bond investor after the bond has been issued and insures the bond until its maturity date. Typically, an insured municipal bond will be covered by only one of the three types of policies. For instance, if a bond is covered by a new-issue insurance policy or a secondary market insurance policy, the security will probably not be insured under a mutual fund insurance policy.
 The remaining 20% of the Insured Long-Term Tax-Exempt Fund's assets may be invested in municipal securities with a minimum quality rating of A by a Nationally Recognized Statistical Rating Organization or equivalent rating firm.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

29

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                CASH INVESTMENTS

 With mutual funds, holding cash investments--"cash"--does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisers to hold up to 20% or more of a fund's assets in cash investments.
--------------------------------------------------------------------------------


TURNOVER RATE

Although the Funds (except the Tax-Exempt Money Market Fund) normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds (except for the Tax-Exempt Money Market Fund, whose turnover rate is not meaningful because its holdings are so short-term). A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Fixed Income Group. As of October 31, 2001, Vanguard served as adviser for about $388 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
 For the fiscal year ended October 31, 2001, the advisory expenses represented an effective annual rate of 0.02% of each Fund's average net assets.
 The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to seek to obtain the best available price and most favorable execution for all transactions. Also, the Funds may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services.
 Certain brokers have agreed to rebate a portion of their compensation directly to the Funds to offset their management expenses. When the Funds purchase a newly issued security at a fixed price, the adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction.

31


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISERS

 The managers primarily responsible for overseeing the Funds' investments are:

 IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

 CHRISTOPHER M. RYON, CFA, Principal of Vanguard. He has worked in investment management for Vanguard since 1985 and has managed the Intermediate-Term Tax-Exempt Fund since 1988 and the Long-Term Tax-Exempt Fund since 1996.
 Education: B.S., Villanova University; M.B.A., Drexel University.

 REID O. SMITH, CFA, Principal of Vanguard. He has worked in investment management since 1984; has managed bond funds since 1989; has been with Vanguard since 1992; and has managed the Insured Long-Term and High-Yield Tax-Exempt Funds since 1996. Education: B.A. and M.B.A., University of Hawaii.

 PAMELA WISEHAUPT TYNAN, Principal of Vanguard. She has worked in investment management for Vanguard since 1982 and has managed the Tax-Exempt Money
 Market Fund since 1988 and the Short-Term and Limited-Term Tax-Exempt Funds since 1996. Education: B.S., Temple University; M.B.A., St. Joseph's University.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net tax-exempt income (interest less expenses), as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. The majority of the income dividends you receive from the Funds are expected to be exempt from federal income taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:
- Distributions of capital gains are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Capital gains distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
- Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
- Any short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  30%  of  any  taxable
distributions  or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a  shareholder,  you are  entitled to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

33

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and each Fund does not transact purchase or redemption requests.
 Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash, and the instruments held by a money market fund, are valued on the basis of amortized cost.
 When pricing-service information or market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
 Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 This explanation uses the Tax-Exempt Money Market Fund as an example. The Fund began fiscal year 2001 with a net asset value (price) of $1.00 per share. During the year, the Fund earned $0.031 per share from investment income (interest). Shareholders received $0.031 per share in the form of dividend distributions.

 The earnings ($0.031 per share) minus the distributions ($0.031 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 3.15% for the year.

 As of October 31, 2001, the Fund had $9.1 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 3.08% of its average net assets.
--------------------------------------------------------------------------------





                                                              VANGUARD TAX-EXEMPT MONEY MARKET FUND
                                                               YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------  YEAR ENDED
                                              2001         2000         1999         1998         1997*        AUG. 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $1.00        $1.00        $1.00        $1.00         $1.00          $1.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .031         .038         .030         .034          .006           .034
 Net Realized and Unrealized Gain (Loss)        --           --           --           --            --             --
 on Investments
                                            -----------------------------------------------------------------------------------
 Total from Investment Operations             .031         .038         .030         .034          .006           .034
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.031)       (.038)       (.030)       (.034)        (.006)         (.034)
 Distributions from Realized Capital Gains      --           --           --           --            --             --
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                         (.031)       (.038)       (.030)       (.034)        (.006)         (.034)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $1.00        $1.00        $1.00        $1.00         $1.00          $1.00

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 3.15%        3.91%        3.08%        3.44%         0.59%          3.47%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $9,128       $8,214       $7,144       $6,246        $5,380         $5,345
 Ratio of Total Expenses to Average
 Net Assets                                  0.18%        0.18%        0.18%        0.20%       0.18%**          0.19%
 Ratio of Net Investment Income to Average   3.08%        3.84%        3.03%        3.37%       3.53%**          3.41%
 Net Assets
-------------------------------------------------------------------------------------------------------------------------------

 *September 1 to October 31, 1997.
**Annualized.

35


                                                               VANGUARD SHORT-TERM TAX-EXEMPT FUND
                                                                         INVESTOR SHARES
                                                               YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------ YEAR ENDED
                                              2001         2000         1999         1998         1997*        AUG. 31,1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $15.50       $15.48       $15.65       $15.58        $15.57        $15.54
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .628         .623         .578         .609          .103          .610
 Net Realized and Unrealized Gain (Loss)      .240         .020        (.164)        .076          .010          .034
 on Investments
                                            ---------------------------------------------------------------------------------
 Total from Investment Operations             .868         .643         .414         .685          .113          .644
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.628)       (.623)       (.578)       (.609)        (.103)        (.610)
 Distributions from Realized Capital Gains      --           --        (.006)       (.006)           --         (.004)
-----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                         (.628)       (.623)       (.584)       (.615)        (.103)        (.614)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $15.74       $15.50       $15.48       $15.65        $15.58        $15.57
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 5.70%        4.24%        2.69%        4.49%         0.73%         4.22%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $1,318       $2,004       $1,893       $1,654        $1,485        $1,464
 Ratio of Total Expenses to Average
 Net Assets                                  0.19%        0.18%        0.18%        0.20%       0.18%**         0.19%
 Ratio of Net Investment Income to Average
 Net Assets                                  4.04%        4.03%        3.71%        3.90%       3.96%**         3.91%
 Turnover Rate                                 47%          45%          56%          36%            4%           34%
-----------------------------------------------------------------------------------------------------------------------------

 *September 1 to October 31, 1997.
**Annualized.




                                     VANGUARD SHORT-TERM TAX-EXEMPT FUND
                                                          ADMIRAL SHARES
                                                             FEB. 12* TO
                                                           OCT. 31, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                                        $15.66
 OF PERIOD
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .448
 Net Realized and
 Unrealized Gain (Loss) on                                          .080
 Investments
-------------------------------------------------------------------------------
 Total from Investment                                              .528
    Operations
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income                                                 (.448)
 Distributions from
 Realized Capital Gains
-------------------------------------------------------------------------------
 Total Distributions                                               (.448)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF                                           $15.74
 PERIOD
-------------------------------------------------------------------------------
TOTAL RETURN                                                       3.42%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (Millions)                                                       $1,055
 Ratio of Total Expenses to
 Average Net Assets                                              0.13%**
 Ratio of Net Investment
 Income to Average Net
 Assets                                                          3.96%**
 Turnover Rate                                                       47%
-------------------------------------------------------------------------------
 *Inception.
**Annualized.

                                                             VANGUARD LIMITED-TERM TAX-EXEMPT FUND
                                                                        INVESTOR SHARES
                                                                 YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------------  YEAR ENDED
                                              2001         2000         1999         1998        1997*        AUG. 31,1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.64       $10.59       $10.85       $10.74       $10.71        $10.62

----------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                        .474         .470         .457         .460         .078          .476
 Net Realized and Unrealized Gain (Loss)      .350         .050        (.260  )      .110         .030          .090
 on Investments
                                            --------------------------------------------------------------------------------
 Total from Investment Operations             .824         .520         .197         .570         .108          .566
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.474)       (.470)       (.457)       (.460)       (.078)        (0476)
 Distributions from Realized Capital Gains      --           --           --           --           --            --
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                         (.474)       (.470)       (.457)       (.460)       (.078)        (.476)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.99       $10.64       $10.59       $10.85       $10.74        $10.71
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 7.89%        5.04%        1.83%        5.42%        1.01%         5.44%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $2,130       $2,775       $2,577       $2,340       $1,962        $1,929
 Ratio of Total Expenses to Average
 Net Assets                                  0.19%        0.18%        0.18%        0.21%       0.18%*         0.19%
 Ratio of Net Investment Income to Average
 Net Assets                                  4.40%        4.45%        4.25%        4.27%       4.34%*         4.46%
 Turnover Rate                                 19%          32%          14%          35%           2%           28%
----------------------------------------------------------------------------------------------------------------------------

 *September 1 to October 31, 1997.
**Annualized.




                                   VANGUARD LIMITED-TERM TAX-EXEMPT FUND
                                                          ADMIRAL SHARES
                                                             FEB. 12* TO
                                                           OCT. 31, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                                        $10.87
 OF PERIOD
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .342
 Net Realized and
 Unrealized Gain (Loss) on                                          .120
 Investments
-------------------------------------------------------------------------------
 Total from Investment                                              .462
    Operations
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income                                                 (.342)
 Distributions from                                                   --
 Realized Capital Gains
-------------------------------------------------------------------------------
 Total Distributions                                               (.342)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF                                           $10.99
 PERIOD
-------------------------------------------------------------------------------
TOTAL RETURN                                                       4.31%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (Millions)                                                       $1,572
 Ratio of Total Expenses to
 Average Net Assets                                              0.13%**
 Ratio of Net Investment
 Income to Average Net
 Assets                                                          4.42%**
 Turnover Rate                                                       19%
-------------------------------------------------------------------------------
 *Inception.
**Annualized.

37


                                                           VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                         INVESTOR SHARES
                                                               YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------  YEAR ENDED
                                              2001         2000         1999         1998         1997*        AUG. 31,1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $13.05       $12.79       $13.52       $13.35        $13.30        $13.04
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .637         .646         .648         .661          .111          .669
 Net Realized and Unrealized Gain (Loss)      .560         .260       (.695)         .222          .050          .263
 on Investments
                                            ---------------------------------------------------------------------------------
 Total from Investment Operations            1.197         .906       (.047)         .883          .161          .932
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.637)       (.646)      (.648)       (.661)        (.111)        (.669)
 Distributions from Realized Capital Gains      --           --       (.035)       (.052)            --        (.003)
-----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                         (.637)       (.646)      (.683)       (.713)        (.111)        (.672)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $13.61       $13.05       $12.79       $13.52        $13.35        $13.30
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 9.36%        7.28%       -0.40%        6.78%         1.21%         7.31%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $6,944       $8,553       $8,228       $7,773        $6,770        $6,658
 Ratio of Total Expenses to Average
 Net Assets                                  0.19%        0.18%        0.18%        0.21%       0.18%**         0.19%
 Ratio of Net Investment Income to Average
 Net Assets                                  4.77%        5.03%        4.83%        4.93%       4.99%**         5.07%
 Turnover Rate                                 13%          17%          17%          14%            1%           15%
-----------------------------------------------------------------------------------------------------------------------------

 *September 1 to October 31, 1997.
**Annualized.



                              VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                          ADMIRAL SHARES
                                                             FEB. 12* TO
                                                           OCT. 31, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                                        $13.44
 OF PERIOD
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .458
 Net Realized and
 Unrealized Gain (Loss) on                                          .170
 Investments
-------------------------------------------------------------------------------
 Total from Investment                                              .628
    Operations
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income                                                 (.458)
 Distributions from                                                   --
 Realized Capital Gains
-------------------------------------------------------------------------------
 Total Distributions                                               (.458)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF                                           $13.61
 PERIOD
-------------------------------------------------------------------------------
TOTAL RETURN                                                       4.77%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (Millions)                                                       $3,494
 Ratio of Total Expenses to
 Average Net Assets                                              0.14%**
 Ratio of Net Investment
 Income to Average Net
 Assets                                                          4.74%**
 Turnover Rate                                                       13%
-------------------------------------------------------------------------------

 *Inception.
**Annualized.

                                                                VANGUARD LONG-TERM TAX-EXEMPT FUND
                                                                         INVESTOR SHARES
                                                               YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------  YEAR ENDED
                                              2001         2000         1999         1998         1997*        AUG. 31,1997
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.73       $10.34       $11.39       $11.18        $11.11         $10.73
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .561         .572         .565         .580          .098           .588
 Net Realized and Unrealized Gain (Loss)      .650         .390        (.935)        .268          .070           .403
 on Investments
                                            -----------------------------------------------------------------------------------
 Total from Investment Operations            1.211         .962       (.370)         .848          .168           .991
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.561)       (.572)       (.565)       (.580)        (.098)         (.588)
 Distributions from Realized Capital Gains      --           --        (.115)       (.058)           --          (.023)
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                         (.561)       (.572)       (.680)       (.638)        (.098)         (.611)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $11.38       $10.73       $10.34       $11.39        $11.18         $11.11

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                11.52%        9.58%       -3.45%        7.78%         1.52%          9.46%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $1,264       $1,649       $1,527       $1,509        $1,249         $1,222
 Ratio of Total Expenses to Average
 Net Assets                                  0.19%        0.19%        0.18%        0.21%       0.18%**          0.19%
 Ratio of Net Investment Income to Average
 Net Assets                                  5.07%        5.46%        5.13%        5.13%       5.28%**          5.37%
 Turnover Rate                                 16%          25%          15%          18%            1%             9%
-------------------------------------------------------------------------------------------------------------------------------

 *September 1 to October 31, 1997.
**Annualized.



                                      VANGUARD LONG-TERM TAX-EXEMPT FUND
                                                          ADMIRAL SHARES
                                                             FEB. 12* TO
                                                           OCT. 31, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                                        $11.18
 OF PERIOD
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .403
 Net Realized and
 Unrealized Gain (Loss) on                                          .200
 Investments
-------------------------------------------------------------------------------
 Total from Investment                                              .603
    Operations
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income                                                 (.403  )
 Distributions from                                                   --
 Realized Capital Gains
-------------------------------------------------------------------------------
 Total Distributions                                               (.403  )
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF                                           $11.38
 PERIOD
-------------------------------------------------------------------------------
TOTAL RETURN                                                       5.51%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (Millions)                                                         $715
 Ratio of Total Expenses to
 Average Net Assets                                              0.13%**
 Ratio of Net Investment
 Income to Average Net
 Assets                                                          5.02%**
 Turnover Rate                                                       16%
-------------------------------------------------------------------------------

 *Inception.
**Annualized.

39


                                                            VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND
                                                                         INVESTOR SHARES
                                                               YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------  YEAR ENDED
                                              2001         2000         1999         1998          1997        AUG. 31,1997
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $12.14       $11.69       $12.73       $12.51        $12.45         $12.14
-------------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                        .628         .649         .644         .658          .111           .674
 Net Realized and Unrealized Gain (Loss)      .680         .450        (.971)        .301          .060           .382
 on Investments
                                            -----------------------------------------------------------------------------------
 Total from Investment Operations            1.308        1.099        (.327)        .959          .171          1.056
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.628)       (.649)       (.644)       (.658)        (.111)         (.674)
 Distributions from Realized Capital Gains      --           --        (.069)       (.081)           --          (.072)
                                            -----------------------------------------------------------------------------------
 Total Distributions                         (.628)       (.649)       (.713)       (.739)        (.111)         (.746)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $12.82       $12.14       $11.69       $12.73        $12.51         $12.45
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                10.99%        9.68%       -2.74%        7.88%         1.37%          8.93%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $1,940       $2,300       $2,160       $2,235        $2,043         $2,024
 Ratio of Total Expenses to Average
 Net Assets                                  0.19%        0.19%        0.19%        0.20%       0.18%**          0.19%
 Ratio of Net Investment Income to Average
 Net Assets                                  5.00%        5.48%        5.20%        5.22%       5.32%**          5.47%
 Turnover Rate                                 21%          34%          17%          16%            1%            18%
-------------------------------------------------------------------------------------------------------------------------------

 *September 1 to October 31, 1997.
**Annualized.



                              VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND
                                                          ADMIRAL SHARES
                                                             FEB. 12* TO
                                                           OCT. 31, 2001
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                                        $12.64
 OF PERIOD
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .452
 Net Realized and
 Unrealized Gain (Loss) on                                          .180
 Investments
-------------------------------------------------------------------------------
 Total from Investment                                              .632
    Operations
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income                                                 (.452  )
 Distributions from                                                   --
 Realized Capital Gains
-------------------------------------------------------------------------------
 Total Distributions                                               (.452  )
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF                                           $12.82
 PERIOD
-------------------------------------------------------------------------------
TOTAL RETURN                                                       5.11%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (Millions)                                                         $844
 Ratio of Total Expenses to
 Average Net Assets                                              0.14%**
 Ratio of Net Investment
 Income to Average Net
 Assets                                                          4.98%**
 Turnover Rate                                                       21%
-------------------------------------------------------------------------------

 *Inception.
**Annualized.

                                                               VANGUARD HIGH-YIELD TAX-EXEMPT FUND
                                                                         INVESTOR SHARES
                                                               YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------  YEAR ENDED
                                              2001         2000         1999         1998         1997*        AUG. 31,1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.31       $10.13       $11.06       $10.83        $10.76        $10.39
-----------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                        .576         .582         .571         .582          .106          .589
 Net Realized and Unrealized Gain (Loss)      .410         .180        (.858)        .282          .070          .370
 on Investments
                                            ---------------------------------------------------------------------------
 Total from Investment Operations             .986         .762        (.287)        .864          .176          .959
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.576)       (.582)       (.571)       (.582)        (.106)        (.589)
 Distributions from Realized Capital Gains      --           --        (.072)       (.052)           --            --
                                            ---------------------------------------------------------------------------------
 Total Distributions                         (.576)       (.582)       (.643)       (.634)        (.106)        (.589)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.72       $10.31       $10.13       $11.06        $10.83        $10.76
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 9.77%        7.79%       -2.77%        8.19%         1.63%         9.45%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $3,627       $3,033       $2,867       $2,704        $2,256        $2,193
 Ratio of Total Expenses to Average
 Net Assets                                  0.19%        0.19%        0.18%        0.20%       0.19%**         0.19%
 Ratio of Net Investment Income to Average
 Net Assets                                  5.43%        5.74%        5.33%        5.28%       6.08%**         5.56%
 Turnover Rate                                 18%          32%          22%          24%            3%           27%
-----------------------------------------------------------------------------------------------------------------------------

 *September 1 to October 31, 1997.
**Annualized.

41


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.


ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares). Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.


HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds (except money market funds), purchases received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchases received after that time receive a trade date of the first business day following the date of receipt. For money market funds, the trade date depends on the method of payment for the purchase.
BY CHECK: For money market fund check purchases received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchases received after that time, the trade date is the second business day following the date of receipt. Money market instruments can be purchased only with federal funds, and it takes a mutual fund one business day to convert check proceeds into federal funds.
BY WIRE OR EXCHANGE: For money market funds, purchases made by wire or exchange from another Vanguard fund before the close of regular trading on the Exchange receive a trade date of that same day. For purchases received at Vanguard after that time, the trade date is the first business day following the date of receipt.

EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m., Eastern time, that you intend to make a wire purchase that day.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances. ^THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

43

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.


CONVERTING SHARES


ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the Fund began issuing Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
 Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK: If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; (2) if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (available for money market funds only), the shares will stop earning dividends that same day.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date. ^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
^WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the

45

appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


OTHER RULES YOU SHOULD KNOW


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online. ^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

47

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
 If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.
 Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.


FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

49

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Municipal Bond Funds will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Funds' holdings.
     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD


ONLINE

VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account  transactions
- For literature requests
- 24 hours per day, 7 days per week

VANGUARD  TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check,  exchange,  or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739  (CREW)
(Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account  information
- Formost Admiral transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
Vanguard Tax-Exempt Money Market Fund--45
Vanguard Short-Term Tax-Exempt Fund
 Investor Shares--41
 Admiral Shares--541
Vanguard Limited-Term Tax-Exempt Fund
 Investor Shares--31
 Admiral Shares--531
Vanguard Intermediate-Term Tax-Exempt Fund
 Investor Shares--42
 Admiral Shares--542
Vanguard Long-Term Tax-Exempt Fund
 Investor Shares--43
 Admiral Shares--543
Vanguard Insured Long-Term Tax-Exempt Fund
 Investor Shares--58
 Admiral Shares--558
Vanguard High-Yield Tax-Exempt Fund
 Investor Shares--44
 Admiral Shares--5044

GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade."

MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Municipal Bond Funds, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file
number: 811-2687

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P095 022002

                                     PART B

                        VANGUARD(R) MUNICIPAL BOND FUNDS
                                  (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 15, 2002

This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated February 15, 2002). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call:


                INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447


                                TABLE OF CONTENTS

                                                                            PAGE
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
PURCHASE OF SHARES...............................................B-8
REDEMPTION OF SHARES.............................................B-8
VALUATION OF SHARES..............................................B-8
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-9
MANAGEMENT OF THE FUNDS..........................................B-11
PORTFOLIO TRANSACTIONS...........................................B-17
CALCULATION OF YIELD.............................................B-18
YIELD AND TOTAL RETURN...........................................B-19
INVESTMENT MANAGEMENT............................................B-23
FINANCIAL STATEMENTS.............................................B-24
DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS.................B-24

                            DESCRIPTION OF THE TRUST


ORGANIZATION

The Trust was organized as Warwick Tax-Exempt Bond Fund, a Maryland corporation, in 1976. In 1984, the Trust was reorganized into a Pennsylvania business trust. The Trust was reorganized as a Maryland corporation again in 1985, and was then reorganized as a Delaware business trust in July, 1988. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Municipal Bond Fund, Inc. The Trust is registered with the U.S. Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following funds and classes of shares:

                                                           SHARE CLASSES
                                                           -------------

      FUND                                           INVESTOR          ADMIRAL
      ----
      Tax-Exempt Money Market Fund                      Yes              No
      Short-Term Tax-Exempt Fund..                      Yes              Yes
      Limited-Term Tax-Exempt Fund                      Yes              Yes
      Intermediate-Term Tax-Exempt Fund                 Yes              Yes
      Long-Term Tax-Exempt Fund...............          Yes              Yes
      Insured Long-Term Tax-Exempt Fund.......          Yes              Yes
      High-Yield Tax-Exempt Fund..............          Yes              Yes


                    (EACH, A FUND; COLLECTIVELY, THE FUNDS)

  Each Fund (except the Tax-Exempt Money Market Fund) offers two classes of shares, Investor Shares and Admiral Shares. The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.


SERVICE PROVIDERS


  CUSTODIAN. First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.


  INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants. The accountants audit each Fund's annual financial statements and provide other related services.


  TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.


CHARACTERISTICS OF THE FUND'S SHARES


  RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. Each Fund or class may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund or class. Unless terminated by reorganization or liquidation, each Fund or class will continue indefinitely.


  SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Funds themselves had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


  DIVIDEND RIGHTS. The shareholders of each Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all Fund shareholders according to the number of shares held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


  VOTING RIGHTS.  Shareholders of each Fund are entitled to vote on a matter if:
(i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another.


  LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the Funds' net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.

  PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.



  CONVERSION RIGHTS. Shareholders of each Fund (except the Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Tax-Exempt Money Market Fund's shares.



  REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectus and elsewhere in this Statement of Additional Information.


  SINKING FUND PROVISIONS. The Funds' have no sinking fund provisions.


  CALLS OR ASSESSMENT. Each Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Funds must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                               INVESTMENT POLICIES

The following policies supplement the investment policies set forth in the Funds' Prospectus.


GENERAL

As a matter of fundamental policy, each Fund will invest 80% of its net assets in tax-exempt securities under normal market conditions.



  REPURCHASE AGREEMENTS. Each Fund along with other members of The Vanguard Group may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Funds' board of trustees will monitor each Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with a Fund.



  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they will be controlled through careful monitoring procedures.

  VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.



  FUTURES CONTRACTS AND OPTIONS. Each Fund (except the Money Market Fund) may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is mispriced more attractively than other futures contracts or the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument or index are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government Agency. To the extent required by law, a Fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the Fund under a futures contract.



  Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


  Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.


  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.


  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.


  Regulations of the CFTC applicable to a Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. A Fund will only sell futures contracts to protect securities or other futures contracts it owns against price declines or purchase contracts to protect against an increase in the price of securities or other futures contracts it intends to purchase.

  Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


  Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.


  Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.


  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


  The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.


  Use of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.


  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

  Other Types of Derivatives. In addition to futures and options, each Fund (except the Money Market Fund) may invest in other types of derivatives, including warrants, swap agreements, and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to, or imbedded in, a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.



  Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to take advantage of anticipated changes in interest rates. Derivatives may be structured with no, or a high degree of, leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Funds will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet their obligations under the derivative agreement.


  Federal Tax Treatment of Futures Contracts. Each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.


  In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain on futures contracts will be considered qualifying income for purposes of the 90% requirement.


  A Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.


  FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.



  TEMPORARY INVESTMENTS. The Funds may take temporary investment measures that are inconsistent with the Funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
(d) other money market instruments. There is no limit on the extent to which the Funds may take temporary investment measures. In taking such measures, the Funds may fail to achieve their investment objective.



  ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets, except that the Money Market Fund may invest up to 10% of its net assets, in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.


  Each Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.


  If a substantial market develops for a restricted security held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. This generally includes securities that are unregistered that can only be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933 Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.



  MUNICIPAL LEASE OBLIGATIONS. Each Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the supervision of each Fund's board of trustees, the Fixed Income Group may determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Funds' 15% limit on illiquid securities (10% for the Money Market Fund). The factors that the Fixed Income Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the Fund.

  In the case of any unrated municipal lease obligations, a Fixed Income Group analyst will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. In addition, the Fixed Income Group's liquidity determinations will incorporate those factors mentioned in (5) in the previous paragraph.


  WHEN-ISSUED SECURITIES. Each Fund may purchase tax-exempt securities on a "when-issued" basis. In buying "when-issued" securities, a Fund commits to buy securities at a certain price even though the securities may not normally be delivered for up to 45 days. The Fund pays for the securities and begins earning interest when the securities are actually delivered. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. It is also possible that the securities will never be issued and the commitment cancelled.


                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.


  Each Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Funds' shares.


                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


  Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period.



  No charge to shareholders is made by a Fund for redemptions except for wire redemptions of under $5,000 which may be charged a maximum fee of $5.00. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by each Fund.



                               VALUATION OF SHARES

SHORT-TERM, LIMITED-TERM, INTERMEDIATE-TERM, LONG-TERM, INSURED LONG-TERM, AND HIGH-YIELD TAX-EXEMPT FUNDS. Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and each Fund does not transact purchase or redemption requests.


  Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash, and the instruments held by a money market fund, are valued on the basis of amortized cost.


  When pricing-service information or market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

TAX-EXEMPT MONEY MARKET FUND. The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

  The instruments held by the Fund are valued on the basis of amortized cost.


  Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.


  It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if it sold the instrument. Such procedures will include a review of the Fund's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.


  The use of amortized cost and the maintenance of the Fund's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.


  Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.


                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) 67% or more of the shares voted, so long as more than 50% of a Fund's outstanding shares are present or represented by proxy; or
 (ii) more than 50% of the Fund's outstanding shares.

  BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets, and interest paid on such borrowings will reduce income.


  COMMODITIES. Each Fund may not invest in commodities, except that it may invest in fixed income futures contracts and options on fixed income contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.



  DIVERSIFICATION. Each Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities, or any municipal bond guaranteed by the U.S. Government. The Tax-Exempt Money Market Fund may, however, invest in a single issuer as permitted by the Commission (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).



  ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.



  INDUSTRY CONCENTRATION. Each Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.



  INVESTMENT COMPANIES. Each Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to Section 12 must have investment objectives and policies consistent with those of the Fund.


  LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, or through Vanguard's interfund lending program.


  MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


  OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs (although the Fund may invest in bonds and money market instruments secured by interests in these programs), except as permitted by the Fund's investment policies relating to commodities.


  PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


  PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS. Each Fund may not invest in put or call options, or employ straddles or spread strategies, except as permitted by the Fund's investment policies relating to commodities.


  REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate and interests therein.


  SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


  UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.


  The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time of purchase, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

  None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). Because the Funds are members of the Group, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                             MANAGEMENT OF THE FUNDS


THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the funds.


  Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.


  Each fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.



  Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.



  Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At October 31, 2001, each fund had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $6,647,000, which represented 6.6% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest 0.40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount each Vanguard fund may contribute to Vanguard's capitalization.


  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


  DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The trustees review and approve the amount to be spent annually on distribution activities, and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.


  During the fiscal years ended October 31, 1999, 2000, and 2001, the Funds incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.

                                       FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
 FUND                                        ENDED         ENDED         ENDED
 ----                                   10/31/1999    10/31/2000    10/31/2001
 Tax-Exempt Money Market Fund...       $11,464,000   $12,787,000   $14,495,000
 Short-Term Tax-Exempt Fund.....         2,992,000     3,280,000     3,441,000
 Limited-Term Tax-Exempt Fund...         4,260,000     4,431,000     5,124,000
 Intermediate-Term Tax-Exempt Fund      13,906,000    13,771,000    15,640,000
 Long-Term Tax-Exempt Fund......         3,861,000     2,626,000     2,965,000
 Insured Long-Term Tax-Exempt Fund       2,631,000     3,700,000     4,285,000
 High-Yield Tax-Exempt Fund.....         4,971,000     4,843,000     5,685,000

  The Funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.


  INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to several Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.


OFFICERS AND TRUSTEES


The officers of each Fund manage its day-to-day operations under the direction of the Fund's board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves each Fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of each Fund. Each trustee also serves as a director of The Vanguard Group, Inc.



  The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                     NUMBER OF
                                                                                                                     VANGUARD
                                                                                                                       FUNDS
                              POSITION(S)          TRUSTEE/                                                         OVERSEEN BY
  NAME, DATE OF BIRTH          HELD WITH           OFFICER               PRINCIPAL OCCUPATION(S) DURING               TRUSTEE/
                                 FUNDS              SINCE                     THE PAST FIVE YEARS                    OFFICER
 --------------------------------------------------------------------------------------------------------------------------------

  John J. Brennan*            Chairman of          May, 1987         Chairman of the Board, Chief                       106
  (July 29, 1954)             the Board,                             Executive Officer, and Director
                              Chief                                  (Trustee) of The Vanguard Group,
                              Executive                              Inc. and each of the investment
                              Officer and                            companies served by The Vanguard
                              Trustee                                Group, Inc.


  --------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES

  Charles D. Ellis            Trustee            January, 2001       The Partners of '63 (pro bono ventures             106
  (October 23, 1937)                                                 in education); Senior Advisor to
                                                                     Greenwich
                                                                     Associates
                                                                     (international
                                                                     business
                                                                     strategy
                                                                     consulting);
                                                                     Successor
                                                                     Trustee  of
                                                                     Yale
                                                                     University;
                                                                     Overseer of
                                                                     the   Stern
                                                                     School   of
                                                                     Business at
                                                                     New    York
                                                                     University;
                                                                     Trustee  of
                                                                     the
                                                                     Whitehead
                                                                     Institute
                                                                     for
                                                                     Biomedical
                                                                     Research.


  JoAnn Heffernan             Trustee             July, 1998         Vice President, Chief Information                  106
  Heisen                                                             Officer, and Member of the Executive
  (January 25, 1950)                                                 Committee of Johnson & Johnson

                                                                     (pharmaceuticals/
                                                                     consumer
                                                                     products);
                                                                     Director of
                                                                     the Medical
                                                                     Center   at
                                                                     Princeton
                                                                     and Women's
                                                                     Research
                                                                     and
                                                                     Education
                                                                     Institute.


  Burton G. Malkiel           Trustee              May, 1977         Chemical Bank Chairman's Professor of              104
  (August 28, 1932)                                                  Economics, Princeton University;
                                                                     Director of Prudential Insurance Co. of
                                                                     America, BKF Capital (investment
                                                                     management), The Jeffrey Co. (holding
                                                                     company), and NeuVis, Inc. (software
                                                                       company).


  Alfred M. Rankin, Jr.       Trustee            January, 1993       Chairman, President, Chief                         106
  (October 8, 1941)                                                  Executive Officer, and Director of
                                                                     NACCO Industries, Inc. (forklift
                                                                     trucks/housewares/lignite); Director
                                                                     of Goodrich Corporation (industrial
                                                                     products/aircraft systems and
                                                                     services). Director of the Standard
                                                                     Products Company (supplier for
                                                                     automotive industry) until 1998.


  *Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                                                                                                     NUMBER OF
                                                                                                                     VANGUARD
                                                                                                                       FUNDS
                              POSITION(S)          TRUSTEE/                                                         OVERSEEN BY
  NAME, DATE OF BIRTH          HELD WITH           OFFICER               PRINCIPAL OCCUPATION(S) DURING               TRUSTEE/
                                 FUNDS              SINCE                     THE PAST FIVE YEARS                    OFFICER
 --------------------------------------------------------------------------------------------------------------------------------
  J. Lawrence Wilson          Trustee             April, 1985        Retired Chairman and Chief                         106
  (March 2, 1936)                                                    Executive Officer of Rohm and Haas
                                                                     Co. (chemicals); Director of Cummins
                                                                     Inc. (diesel engines), The Mead Corp.
                                                                     (paper products), and
                                                                     AmerisourceBergen Corp.
                                                                     (pharmaceutical distribution);
                                                                     Trustee of Vanderbilt University.


  --------------------------------------------------------------------------------------------------------------------------------
  EXECUTIVE OFFICERS

  R. Gregory Barton*          Secretary           June, 2001         Managing Director and General                      106
  (April 25, 1951)                                                   Counsel of The Vanguard Group,
                                                                     Inc. (since September, 1997);
                                                                     Secretary of The Vanguard Group,
                                                                     Inc. and of each of the investment
                                                                     companies served by The
                                                                     Vanguard Group, Inc. (since June,
                                                                     2001); Principal of The Vanguard
                                                                     Group, Inc. (prior to September,
                                                                     1997).


  Thomas J. Higgins*          Treasurer           July, 1998         Principal of The Vanguard Group,                   106
  (May 21, 1957)                                                     Inc.; Treasurer of each of the
                                                                     investment companies served by
                                                                     The Vanguard Group, Inc. (since
                                                                     July, 1998).

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

  Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 since January 1, 1999. Vanguard's subscription rates are similar to those of other subscribers.

Board Committees: Each Fund's board has the following committees:

 . Audit  Committee:   This  committee  oversees  the  accounting  and  financial reporting policies, the systems of internal controls, and the independent audits of the Fund and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's last fiscal year.

 . Compensation Committee: This committee oversees the compensation programs established by the Fund and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

 . Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc., and the board of trustees of the Fund (collectively, the "Vanguard Boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

  The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund

                          VANGUARD MUNICIPAL BOND FUNDS

                                                    DOLLAR RANGE   AGGREGATE DOLLAR
                                                      OF FUND      RANGE OF VANGUARD
NAME OF FUND                 NAME OF TRUSTEE        SHARES OWNED   FUND SHARES OWNED
                                                     BY TRUSTEE       BY TRUSTEE
---------------------------------------------------------------------------------------
HIGH-YIELD TAX-EXEMPT FUND   John J. Brennan            None         Over $100,000
                             Charles D. Ellis           None         Over $100,000
                             JoAnn Heffernan
                             Heisen                     None         Over $100,000
                             Burton G. Malkiel          None         Over $100,000
                             Alfred M. Rankin, Jr.      None         Over $100,000
                             J. Lawrence Wilson     Over $100,000    Over $100,000



INSURED LONG-TERM
TAX-EXEMPT FUND              John J. Brennan            None         Over $100,000
                             Charles D. Ellis           None         Over $100,000
                             JoAnn Heffernan
                             Heisen                     None         Over $100,000
                             Burton G. Malkiel          None         Over $100,000
                             Alfred M. Rankin, Jr.      None         Over $100,000
                             J. Lawrence Wilson     Over $100,000    Over $100,000


INTERMEDIATE-TERM
TAX-EXEMPT FUND              John J. Brennan            None         Over $100,000
                             Charles D. Ellis           None         Over $100,000
                             JoAnn Heffernan
                             Heisen                     None         Over $100,000
                             Burton G. Malkiel          None         Over $100,000
                             Alfred M. Rankin, Jr.      None         Over $100,000
                             J. Lawrence Wilson     Over $100,000    Over $100,000



LIMITED-TERM TAX-EXEMPT
FUND                         John J. Brennan        Over $100,000    Over $100,000
                             Charles D. Ellis           None         Over $100,000
                             JoAnn Heffernan
                             Heisen                     None         Over $100,000
                             Burton G. Malkiel          None         Over $100,000
                             Alfred M. Rankin, Jr.      None         Over $100,000
                             J. Lawrence Wilson     Over $100,000    Over $100,000

                                     B-15


                                                    DOLLAR RANGE   AGGREGATE DOLLAR
                                                      OF FUND      RANGE OF VANGUARD
NAME OF FUND                 NAME OF TRUSTEE        SHARES OWNED   FUND SHARES OWNED
                                                     BY TRUSTEE       BY TRUSTEE
---------------------------------------------------------------------------------------
LONG-TERM TAX-EXEMPT FUND    John J. Brennan            None         Over $100,000
                             Charles D. Ellis           None         Over $100,000
                             JoAnn Heffernan
                             Heisen                     None         Over $100,000
                             Burton G. Malkiel          None         Over $100,000
                             Alfred M. Rankin, Jr.      None         Over $100,000
                             J. Lawrence Wilson     Over $100,000    Over $100,000


SHORT-TERM TAX-EXEMPT FUND   John J. Brennan            None         Over $100,000
                             Charles D. Ellis           None         Over $100,000
                             JoAnn Heffernan
                             Heisen                     None         Over $100,000
                             Burton G. Malkiel          None         Over $100,000
                             Alfred M. Rankin, Jr.      None         Over $100,000
                             J. Lawrence Wilson     Over $100,000    Over $100,000


TAX-EXEMPT MONEY MARKET
FUND                         John J. Brennan            None         Over $100,000
                             Charles D. Ellis           None         Over $100,000
                             JoAnn Heffernan
                             Heisen                     None         Over $100,000
                             Burton G. Malkiel          None         Over $100,000
                             Alfred M. Rankin, Jr.      None         Over $100,000
                             J. Lawrence Wilson     Over $100,000    Over $100,000



TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-17), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by Vanguard, not the funds.



  INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:

 . The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

 . The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

 . Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


  "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

  COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                VANGUARD MUNICIPAL BOND FUNDS COMPENSATION TABLE

                                                                     PENSION OR                     TOTAL
                                                                     RETIREMENT      ACCRUED     COMPENSATION
                                                                      BENEFITS                     FROM ALL
                                                    AGGREGATE        ACCRUED AS    RETIREMENT   VANGUARD FUNDS
                                                   COMPENSATION      PART OF THE   BENEFIT AT      PAID TO
                                                  FROM THE TRUST       TRUST'S     JANUARY 1,      TRUSTEES
NAMES OF TRUSTEES                               -----------------------------------------------------------------
------------------------------------------------       /(1)/           EXPENSES       2001           /(2)/
John J. Brennan                                                None          None         None             None
Charles D. Ellis/(3)/                                        $4,890           N/A          N/A         $104,000
JoAnn Heffernan Heisen                                        6,058          $686      $23,607          104,000
Burton G. Malkiel                                             6,085           600       90,680          104,000
Alfred M. Rankin, Jr.                                         6,058           398       46,267          104,000
James O. Welch, Jr./(4)/                                      6,058           726       97,720          104,000
J. Lawrence Wilson                                            6,933           264       67,240          119,000

(1) The amounts shown in this column are based on the Funds' fiscal year ended October 31, 2001.

(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel) for the 2001 calendar year.

(3) Mr. Ellis joined the Funds' board, effective January 1, 2001.

(4) Mr. MacLaury and Mr. Welch retired from the Funds' board, effective December 31, 2001.


                             PORTFOLIO TRANSACTIONS


  HOW TRANSACTIONS ARE EFFECTED. The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended October 31, 1999, 2000, and 2001, the Funds did not pay any brokerage commissions.


  HOW BROKERS AND DEALERS ARE SELECTED. Vanguard's Fixed Income Group (the Group) chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for seeking the best available price and most favorable execution for all transactions. When the Funds purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Funds to offset their management expenses or to compensate the Funds for the cost of research services obtained. The Group is required to seek best execution of all transactions and is not authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research or other services.


  HOW THE REASONABLENESS OF BROKERAGE COMMISSIONS IS EVALUATED. As previously explained, the types of securities that the Funds purchase do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved;
(e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


  Some securities that are considered for investment by the Funds may also be appropriate for other Vanguard funds or for other clients served by the investment adviser. Such securities are compatible with the investment policies of one of the Funds and one or more clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the adviser and the purchased securities or sale proceeds will be allocated among the participating Vanguard Funds and the other participating clients of the adviser in a manner deemed equitable by the adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


                    CALCULATION OF YIELD (MONEY MARKET FUND)

The current yield of the Money Market Fund is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by adding 1 to the net change, raising the sum to the 365/7th power, and subtracting 1 from the result.


  Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Fund for the 7-day base period ended October 31, 2001.


Value of account at beginning of period. . . . .          $1.00000
Value of same account at end of period*. . . . .          $1.00039
Net Change in account value. . . . . . . . . . .          $0.00039
Annualized Current Net Yield
  (Net Change x 365/7) ^ average net asset value           2.05%
Effective Yield
  [(Net Change) + 1]/365/7/ - 1. . . . . . . . .           2.08%
Average Weighted Maturity of Investments . . . .          49 days
* Exclusive of any capital changes

  The net asset value of a share of the Money Market Fund is $1.00 and it is not expected to fluctuate. However, the yield of the Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund, and other factors. Yields are one basis investors may use to analyze the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.


                CALCULATION OF YIELD (OTHER FUNDS OF THE TRUST)

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)/6/- 1]

  Where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

                             YIELD AND TOTAL RETURN

The yield of each Fund for the 30-day period (seven-day period for the Tax-Exempt Money Market Fund) ended October 31, 2001, is set forth below for the then-available share class:


          Tax-Exempt Money Market Fund. . . . . . .            2.1%
          Short-Term Tax-Exempt Fund Investor Shares           2.5%
          Short-Term Tax-Exempt Fund Admiral Shares            2.6%
          Limited-Term Tax-Exempt Fund Investor Shares         3.2%
          Limited-Term Tax-Exempt Fund Admiral Shares          3.2%
          Intermediate-Term Tax-Exempt Fund Investor Shares    3.6%
          Intermediate-Term Tax-Exempt Fund Admiral Shares     3.7%
          Long-Term Tax-Exempt Fund Investor Shares            4.3%
          Long-Term Tax-Exempt Fund Admiral Shares.            4.3%
          Insured Long-Term Tax-Exempt Fund Investor Shares    4.1%
          Insured Long-Term Tax-Exempt Fund Admiral Shares     4.1%
          High-Yield Tax-Exempt Fund Investor Shares           4.8%
          High-Yield Tax-Exempt Fund Admiral Shares            NA

  The average annual total returns of each Fund (both before and after taxes, were applicable) for the one-, five-, and ten-year periods ended October 31, 2001, are set forth below:


FUND                              1 YEAR ENDED   5 YEARS ENDED   10 YEARS ENDED
                                    10/31/2001      10/31/2001      10/31/2001
--------------------------------------------------------------------------------
VANGUARD TAX-EXEMPT MONEY
MARKET FUND                              2.72%          3.35%            3.21%
VANGUARD SHORT-TERM
TAX-EXEMPT FUND
 Return Before Taxes                    4.75            4.12             4.04
 Return After Taxes on
Distributions                           4.75            4.12             4.02
 Return After Taxes on
  Distributions and Sale of
  Fund Shares                           4.44            4.09             4.01
VANGUARD LIMITED-TERM
TAX-EXEMPT FUND
 Return Before Taxes                    5.58            4.71             4.88
 Return After Taxes on
Distributions                           5.58            4.71             4.85
 Return After Taxes on
  Distributions and Sale of
  Fund Shares                           5.15            4.66             4.81
VANGUARD INTERMEDIATE-TERM
TAX-EXEMPT FUND
 Return Before Taxes                    5.05            5.28             6.17
 Return After Taxes on
Distributions                           5.02            5.23             6.06
 Return After Taxes on
  Distributions and Sale of
  Fund Shares                           5.04            5.22             5.99

FUND                              1 YEAR ENDED   5 YEARS ENDED   10 YEARS ENDED
                                    10/31/2001      10/31/2001      10/31/2001
--------------------------------------------------------------------------------
VANGUARD LONG-TERM TAX-EXEMPT
FUND
 Return Before Taxes                    4.54%          5.78%            6.73%
 Return After Taxes on
Distributions                           4.52            5.70             6.50
 Return After Taxes on
  Distributions and Sale of
  Fund Shares                           4.87            5.69             6.46
VANGUARD INSURED LONG-TERM
TAX-EXEMPT FUND
 Return Before Taxes                    4.30            5.81             6.67
 Return After Taxes on
Distributions                           4.10            5.71             6.46
 Return After Taxes on
  Distributions and Sale of
  Fund Shares                           4.67            5.70             6.42
VANGUARD HIGH-YIELD
TAX-EXEMPT FUND
 Return Before Taxes                    5.34            5.56             6.63
 Return After Taxes on
Distributions                           5.34            5.51             6.42
 Return After Taxes on
  Distributions and Sale of
  Fund Shares                           5.45            5.57             6.43


AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              T = (ERV/P)/1/N/ - 1

  Where:

          T =average annual total return P =a hypothetical initial investment of $1,000 n =number of years ERV =ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)
Instructions:

1.Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2.Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3.Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4.Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                            T = (ATV\\D\\/P)/1/N/ - 1

  Where:

          T   =average annual total return (after taxes on
               distributions)
          P =a hypothetical initial investment of $1,000 n =number of years ATV\\D\\ =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption
Instructions:

1.Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2.Assume  all   distributions   by  the   fund--less   the  taxes  due  on  such
  distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3.Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4.Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5.Determine  the ending  value by assuming a complete  redemption  at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms
  disclosed  in  the   prospectus.   Assume  that  the  redemption  has  no  tax
  consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATV\\DR\\/P)/1/N/ - 1

  Where:

          T   =average annual total return (after taxes on
               distributions and redemption)
          P =a hypothetical initial investment of $1,000 n =number of years ATV\\DR\\ =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1.Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2.Assume  all   distributions   by  the   fund--less   the  taxes  due  on  such
  distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3.Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4.Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5.Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6.Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

  (a)
     Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

  (b)
     The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

  (c)
     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.


  (d)Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in each Fund's shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):


                                C = (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                              INVESTMENT MANAGEMENT

The Funds receive all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. (Vanguard), a subsidiary jointly owned by the Funds and the other funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Funds.

  During the fiscal years ended October 31, 1999, 2000, and 2001, the Funds incurred expenses for investment advisory services in the following amounts:


       FUND
       ----                                          1999      2000        2001
       Tax-Exempt Money Market Fund...           $826,000  $849,000  $1,183,000
       Short-Term Tax-Exempt Fund.....            219,000   220,000     222,000
       Limited-Term Tax-Exempt Fund...            310,000   297,000     331,000
       Intermediate-Term Tax-Exempt Fund        1,019,000   921,000   1,071,000
       Long-Term Tax-Exempt Fund......            195,000   175,000     202,000
       Insured Long-Term Tax-Exempt Fund          285,000   248,000     297,000
       High-Yield Tax-Exempt Fund.....            365,000   322,000     463,000

  In substance, the Funds can be viewed as a series of seven broadly diversified Funds of municipal bonds, with investment management staff responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the seven Funds to meet cash inflow (or outflow), which reflects new purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of a Fund's income.


  The investment policies of each of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "turnover rate" and may involve the payment by the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual turnover rate for the Funds is set forth under the heading "Financial Highlights" in the Vanguard Municipal Bond Funds' Prospectus. The turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the turnover rates in future years will vary significantly from the rates in recent years.



  Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Fixed Income Group. The board has a standing request that Vanguard provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of each Fund's internalized management. This information includes monthly, quarterly, and annual performance analyses from Vanguard. Each Fund's portfolio managers meet with the board from time to time to discuss the management and performance of the Fund and respond to the board's questions concerning the Fund's performance.

  When the board considers whether to continue the internalized management structure of each Fund, the board takes into account numerous factors, including:

 . The nature, extent, and quality of the services provided.

 . The investment performance of the Fund.

 . The fair market value of the services provided.

 . A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

 . Vanguard's control of the operating expenses of each Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.


  Based on its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost, internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.


                              FINANCIAL STATEMENTS

The Funds' financial statements as of and for the fiscal year ended October 31, 2001, appearing in the Funds' 2001 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds' financial statements as of and for the period ended October 31, 2001, appearing in the Funds' 2001 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' 2001 Annual Report to Shareholders, which may be obtained without charge.


                DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member Funds of The Vanguard Group of Investment Companies.


  MUNICIPAL BONDS--GENERAL. Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.


  The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial papers.


  Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.


  Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Funds will invest are payable on not more than 397 days' notice. Each note purchased by the Funds will meet the quality criteria set out above for the Funds.


  The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute stands of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.


  The Funds may purchase municipal bonds subject to so-called "demand features." In such cases the Funds may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.


  From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.


  Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

  RATINGS. Excerpts from Moody's municipal bond ratings: AAA--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; AA--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds; together with Aaa group they comprise what are generally know as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; CAA--poor standing; may be in default or there may be present elements of danger with respect to principal and interest;
CA--speculative in a high degree; often in default; C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.


  DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:


  MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2--High quality with margins of protection ample although not so large as in the preceding group.


  DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.


  EXCERPTS FROM STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS: AAA--has the highest rating assigned by S & P; extremely strong capacity to pay principal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB, B, CCC, CC-- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D--in default, and payment of principal and/or interest is in arrears.


  The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


  EXCERPT FROM STANDARD & POOR'S  CORPORATION'S RATING OF MUNICIPAL NOTE ISSUES:
SP-1+ --very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.


  DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPERS RATINGS: A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 --This designation indicates the degree of safety regarding timely payment is very strong.


  In the event that a particular obligation held by a Fund is downgraded below the minimum investment level permitted the investment policies of such Fund, the trustees and officers of the Fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objectives of the Fund.






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